UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________________

Date of report (Date of earliest event reported): July 15, 2010

Applied DNA Sciences, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive, Suite 113
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-444- 8090
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation
Item 3.02  Unregistered Sales of Equity Securities

Closing on Private Placement.  On July 15, 2010, Applied DNA Sciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”), pursuant to which the Company issued and sold to the Purchasers an aggregate of $1,100,000 in principal amount of senior secured convertible notes (the “Notes”) bearing interest at a rate of 10% per annum (the “Private Placement”).

The Notes are convertible, in whole or in part, at any time, at the option of the Purchasers, into either (A) such number of shares of the Company’s common stock, $0.001 par value per share  (“Common Stock”), determined by dividing (i) the principal amount of each Note, together with any and all accrued and unpaid interest and penalties, by (ii) a conversion price of $0.04405, which is equal to a 20% discount to the average volume, weighted average price of our Common Stock for the ten trading days prior to issuance (the “Common Conversion Price”) or (B) securities issued in any Subsequent Financing (“Subsequent Securities”) at a conversion price equal to 80% of the price per Subsequent Security paid by investors for Subsequent Securities in a Subsequent Financing (the “Subsequent Financing Price”).  A “Subsequent Financing” is the sale by the Company or an affiliate thereof of securities at any time after July 15, 2010 and prior to the earlier of (i) a Qualified Financing or (ii) July 15, 2011.  A Purchaser may convert its Notes in whole in connection with any one Subsequent Financing or in part in connection with one or more Subsequent Financings.

The Notes shall be automatically converted upon the earlier of (I) July 15, 2011 and (II) the completion of a Qualified Financing at the election of each Purchaser into either (A) shares of Common Stock at the Common Conversion Price, (B) Subsequent Securities at a conversion price equal to 80% of the Subsequent Financing Price, or (C) securities issued in a Qualified Financing (the “Qualified Financing Securities”) at a conversion price equal to 80% of the price per Qualified Security paid by investors for the Qualified Securities in the Qualified Financing.  A “Qualified Financing” is the sale by the Company or an affiliate thereof of securities resulting in gross proceeds (before transaction fees and expenses) in a single transaction equal to or in excess of $10 million.

Upon any Change in Control (as defined in the Notes), the Purchasers have the right to require the Company to redeem the Notes, in whole or in part, at a redemption price equal to the Change of Control Redemption Price (as defined in the Notes).

The Notes contain certain events of default that are customarily included in financing of this nature.  If an event of default occurs, the Purchasers may require the Company to redeem the Notes, in whole or in part, at a redemption price equal to the Event of Default Redemption Price (as defined in the Notes).

The Notes bear interest at the rate of 10% per annum and are due and payable in full on July 15, 2011.  Until the principal and accrued but unpaid interest under the Notes are paid in full, or converted into Conversion Shares pursuant to their terms, the Company’s obligations under the Notes will be secured by a lien on all assets of the Company and the assets of APDN (B.V.I.) Inc., the Company’s wholly-owned subsidiary (“APDN BVI”), in favor of Etico Capital, LLC, as Collateral Agent for the Purchasers pursuant to security agreements dated as of the date of the Purchase Agreement (the “Security Agreements”).  In addition, pursuant to a security agreement dated as of the date of the Purchase Agreement (the “Prior Investor Security Agreement”), APDN BVI granted a lien on all of its assets to secure the Company’s obligations on $2,700,000 aggregate principal amount of promissory notes issued to prior investors.  The security interest granted pursuant to the Prior Investor Security Agreement ranks pari passu with the security interest granted in favor of Etico Capital, LLC.

The Company also entered into a registration rights agreement, dated as of the date of the Purchase Agreement (the “Registration Rights Agreement”), with the Purchasers, pursuant to which the Company has agreed to prepare and file a registration statement with the Securities Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”) resales from time to time of the Conversion Shares issued or issuable upon conversion or redemption of the Notes.  The Company is required to file a registration statement within 45 days of receiving a Demand Registration Request (as defined in the Registration Rights Agreement), and to cause the registration statement to be declared effective within 45 days (or 90 days if the registration statement is reviewed by the SEC).  The Company will be required to pay penalties to Purchasers in the event that these deadlines are not met.

Basis Financial LLC, a registered broker dealer firm, (the “Placement Agent”), acted as our placement agent with respect to the Private Placement.  In connection with the Private Placement, the Company paid the Placement Agent commissions and discounts aggregating $110,000.  In addition, the Placement Agent received 3,297,286 shares of the Company’s Common Stock and was issued a warrant with a seven-year term to purchase 10% of the securities sold in the Private Placement (the “Warrant”).

The Private Placement, as well as the issuance of shares of Common Stock and the Warrant to the Placement Agent, was completed in reliance upon the exemption from registration provided for by Section 4(2) of the Securities Act and by Rule 506 of Regulation D promulgated under the Securities Act.  Each of the Purchasers represented to the Company in the Purchase Agreement that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D.  This Current Report on Form 8-K shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Copies of the form of Purchase Agreement, the form of Note, the form of Registration Rights Agreement, the Security Agreements, the form of Prior Investor Security Agreement and the form of Warrant are attached as exhibits and are incorporated herein by reference.  The respective descriptions of the Purchase Agreement, Note, Registration Rights Agreement, Security Agreements, Prior Security Agreement and the Warrant contained herein are brief summaries only and are qualified in their entirety by the respective terms of each document incorporated herein by reference.

Cancellation and Reissuance of Prior Notes. On July 15, 2010, the Company cancelled a $450,000 principal amount promissory note previously issued to an accredited investor (“Prior Investor”) on June 4, 2010 and, in lieu thereof, issued to the Prior Investor a $450,000 principal amount senior secured convertible note (the “Conversion Note”) containing the same terms as the form of Note issued to the Purchasers in the Private Placement, which terms are described in Item 1.01 of this Current Report on Form 8-K.  In connection with the sale of the Conversion Note to the Prior Investor, the Company paid the Placement Agent commissions and discounts aggregating $22,500.

On the same date, the Company cancelled a $675,000 principal amount promissory note previously issued to James A. Hayward, the Company’s Chairman, President and Chief Executive Officer on June 4, 2010 (the “Prior Hayward Note”), and, in lieu thereof, issued to Dr. Hayward a $450,000 principal amount senior secured convertible note containing the same terms as the form of Note issued to the Purchasers in the Private Placement, which terms are described in Item 1.01 of this Current Report on Form 8-K (the “New Hayward Note”), and a $225,000 principal amount promissory note containing the same terms as the Prior Hayward Note, which terms were reported on our Current Report on Form 8-K filed with the SEC on June 8, 2010 (the “Revised Hayward Note”).  A copy of the Revised Hayward Note is attached as an exhibit hereto and is incorporated herein by reference.

As of the result of the transactions described above, on July 15, 2010, the Company issued an aggregate of $2,000,000 in principal amount of senior secured convertible notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Form of Securities Purchase Agreement.

Exhibit 10.2	Form of Note.

Exhibit 10.3	Form of Registration Rights Agreement.

Exhibit 10.4	Security Agreement, dated July 15, 2010, made by the Company in favor of Etico Capital, LLC.

Exhibit 10.5	Security Agreement, dated July 15, 2010, made by APDN BVI in favor of Etico Capital, LLC.

Exhibit 10.6	Trademark Security Agreement, dated July 15, 2010, made by the Company in favor of Etico Capital, LLC.

Exhibit 10.7	Trademark Security Agreement, dated July 15, 2010, made by APDN BVI in favor of Etico Capital, LLC.

Exhibit 10.8	Trademark Security Agreement, dated July 15, 2010, made by APDN BVI, as successor in interest by merger to Rixflex Holdings Limited, in favor of Etico Capital, LLC.

Exhibit 10.9	Patent Security Agreement, dated July 15, 2010, made by APDN BVI in favor of Etico Capital, LLC.

Exhibit 10.10	Patent Security Agreement, dated July 15, 2010, made by APDN BVI, as successor in interest by merger to Rixflex Holdings Limited, in favor of Etico Capital, LLC.

Exhibit 10.11	Form of Prior Investor Security Agreement.

Exhibit 10.12	Form of Warrant.

Exhibit 10.13	10% Secured Convertible Promissory Note issued by the Company to James A. Hayward.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By: /s/ James A. Hayward
James A. Hayward
Chief Executive Officer

Date: July 16, 2010